  NASDAQ: WFBI www.wfbi.com Investor Presentation February 2016 February 23, 2016

Disclaimer 1 WashingtonFirst Bankshares, Inc. and its subsidiaries (the “Company”) make forward- looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risks; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management’s estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, the Company’s actual future results may differ materially from those indicated. In addition, the Company’s past results of operations do not necessarily indicate its future results. Please also see the discussion of “RISK FACTORS” in the Company’s 10-K filed March 16, 2015 which is available online at www.sec.gov. For further information on the company please contact: Matthew R. Johnson Executive Vice President / Chief Financial Offer (703) 840-2410 mjohnson@wfbi.com

Corporate Overview

- ★ Premier Washington, DC area franchise founded in 2004
- ★ Full service commercial bank headquartered in Reston, VA, with 18 branches in Northern Virginia, Maryland and the District of Columbia
- ★ Strong market position
  - 7th largest bank headquartered in the greater D.C. metro area(1)
  - #6 in market share among community banks(2)
- ★ Growth scale: 5-year asset CAGR of nearly 32%
- ★ Exceptional asset quality: NPAs / Assets of 0.86% as of 12/31/2015
- ★ Acquired 1st Portfolio Holding Corporation on July 31, 2015
- ★ $1.7 billion in assets as of 12/31/2015
- ★ Additional branch to open 1Q2016 in Potomac, MD
- ★ Top 20 fastest growing banks in USA(2)
- ★ One of the fastest growing companies in the DC area, two years in a row (2014, 2015)(1)


Seneca Creek State Park
Rock Creek Regional Park
Rockville
Aspen Hill
Fairland
Travilah
Wheaton-Glenmont
Ashburn
Sterling
Potomac
Silver Spring
College Park
Wolf Trap
McLean
Rock Creek Park
Hyattsville
Chantilly
Vienna
Oakton
Manassas National Battlefield Park
Centreville
Annandale
Suitland-Silver Hill
Alexandria
Camp Springs
Yorkshire
Bull Run
Burke
Springfield
Groveton
Clinton
Manassas
Friendly
Newington
Bristow
Mt Vernon
Fort Washington
Lorton
Lake Ridge
Accokeek
Woodbridge

★ **WashingtonFirst Corporate Office**

★ **WashingtonFirst Branch**

★ **1st Portfolio Wealth Advisors & WashingtonFirst Mortgage**

★ **Future Branch: Potomac, MD**

(1) Source: Washington Business Journal
(2) Source: SNL Financial

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WashingtonFIRSTBANKSHARES, INC.

Our Strategy WashingtonFirst seeks to capitalize on market opportunities while maintaining disciplined and conservative credit underwriting that has been the cornerstone of our past profitability. Opportunity Organic Growth  Focus on relationships  Enhance existing footprint  Hire seasoned lenders Blueprint for Success Profitability  Continued emphasis on Net Interest Margin  Enhance fee income  Continued diligence to minimize overhead Opportunistic Growth  Explore potential acquisitions  Cultivate relationships with institutional investors Maintain Credit Quality  Continued diligence on credit quality  Conservative credit culture  Disciplined underwriting 3

Board of Directors

Diverse experience with strong ties to the Washington, DC metropolitan area

Physicians



Madhu K. Mohan, MD *
Riverside Medical Group



Randall S. Peyton, MD
Arthritis & Sports Orthopaedics & Physical Therapy

Bankers



Shaza L. Andersen *
President & Chief Executive Officer



Joseph S. Bracewell *
Chairman of the Board



George W. Connors, IV
Bank President & Chief Credit Officer

Real Estate Professionals



John J. Mahoney
Regional Title Incorporated



Jon M. Peterson
The Peterson Companies



William G. Reilly
Champion Title & Settlements, Inc.

Consulting/Government Relations Professionals



C.E. Andrews *
MorganFranklin Consulting



Josephine S. Cooper
Josephine Cooper, LLC



Honorable
John H. Dalton
The Financial Services Roundtable



Donald W. Fisher, PhD
American Medical Group Association



Larry D. Meyers
Meyers & Associates



James P. Muldoon
METCOR, Ltd.



General (Ret.)
Johnnie E. Wilson
JWIL, LLC

Entrepreneurs



Juan A. Mencia *
CubeCorp/ByteTech



Caren D. Merrick
Pocket Mentor



Mark C. Michael
Occasions Caterers, Inc.



Kenneth Morrissette *
Interstate Worldwide Relocation Services



Gail R. Steckler
Infrastructure Management Group, Inc.

Attorneys



Richard D. Horn
General Counsel



William C. Oldaker *
Oldaker Law Group, LLP



Honorable
Joe R. Reeder
Greenberg Traurig

* *Executive Committee*

4

WashingtonFIRSTBANKSHARES, INC.

Senior Leadership Overview  Longevity amongst experienced, diverse management team  Significant experience and impressive track record in community banking, acquisitions, and creation of franchise value  Well-connected in the metropolitan Washington DC business/professional community  Excellent regulatory relationships 5 Name Age Title Joseph S. Bracewell 69 Chairman of the Board Shaza L. Andersen 49 President/CEO George W. Connors, IV 56 Bank President/CCO Matthew R. Johnson 51 EVP/CFO Richard D. Horn 53 General Counsel Michael J. Rebibo 50 EVP/President 1st Portfolio

Senior Management Team Joseph S. Bracewell – Chairman of the Board  Chairman of the Board of Directors of the Bank and the Company  Over 40 years of experience in the banking and legal industries  Principal organizer or founding director of six newly-chartered banks, five of which have been profitably sold  Previously a member of the Board of Directors of the Independent Community Bankers of America as well as a director and vice chairman of the Federal Home Loan Bank of Atlanta Shaza L. Andersen –President/CEO  Founder and Chief Executive Officer of WashingtonFirst Bank  Over 25 years of experience in banking including serving as the EVP and COO of Century National Bank from 1994 to 2001 until acquired by United Bank in 2001  Extensive M&A experience  Previously served on the Board of Directors of the Federal Home Loan Bank of Atlanta (Vice Chair of the Corporate Governance Committee and a member of the Housing Committee) 6 Matthew R. Johnson – EVP / CFO  Executive Vice President and Chief Financial Officer of WashingtonFirst  Has been with WashingtonFirst since its inception in 2004  Extensive financial institution planning and development as well as acquisition experience  Prior to WashingtonFirst served as the Chief Financial Officer of Capital Bank, NA in Rockville, MD and also held management positions with Olson Research Associates, Caledonian Venture Partners and Chesapeake Ventures

Senior Management Team Richard D. Horn – General Counsel & Corporate Secretary  Founding director and General Counsel for both the Bank and the Company  Prior to joining WashingtonFirst was a partner with the law firm of Bracewell & Giuliani, LLP in Washington, DC  Admitted to practice law in Virginia, Maryland and the District of Columbia 7 George W. Connors, IV – Bank President / CCO  Founding director and President and Chief Credit Officer of WashingtonFirst  Has been in commercial banking for over 30 years, serving in executive management positions at WashingtonFirst, Century National Bank and its successor, United Bank  Served as SVP and DC Group Lending Manager for United from 2001 to 2004 and was a voting member of its 7-member Executive Loan Committee Michael J. Rebibo, CFP® – EVP/ President 1st Portfolio  Founder and President/CEO of subsidiaries 1st Portfolio Wealth Advisors and 1st Portfolio Lending  Prior to founding 1st Portfolio was founder and CEO of Financial Security Corporation  Served as a founding organizer of Access National Corporation, a publicly traded holding company in the Washington, DC metro area

Summary 5-Year Financial Performance 8 Source: Company documents (Dollars in Thousands) At or for the year ended, '11-'15 Except per share data 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 CAGR Balance Sheet Total Assets 559,462 1,147,818 1,127,559 1,335,310 1,678,577 31.6% Total Net Loans 415,005 747,095 829,586 1,056,869 1,332,228 33.9% Deposits 479,001 972,660 948,903 1,086,063 1,333,242 29.2% Total Equity 53,477 101,520 107,604 134,538 178,595 35.2% Balance Sheet Ratios Loans HFI/Deposits (%) 87.7 77.5 88.3 98.1 98.1 TCE / TA (%) 5.77 6.97 7.64 8.60 9.92 Leverage Ratio (%) 9.06 9.97 10.53 10.23 10.67 Total Capital Ratio (%) 11.84 13.77 14.05 13.20 14.86 Performance Net Income - Common 1,930 2,057 6,161 9,263 12,181 58.5% Diluted EPS 0.59 0.56 0.76 1.12 1.19 19.2% ROAA (%) 0.53 0.39 0.60 0.75 0.83 ROAE (%) 5.24 3.92 6.01 8.36 8.48 Net Interest Margin (%) 4.02 4.14 3.97 3.92 3.68 Efficiency Ratio (%) 67.4 75.3 67.2 66.4 64.0 Asset Quality NPAs/ Assets (%) 1.25 1.92 1.97 0.84 0.86 NCOs/ Avg Loans (%) 0.22 0.43 0.32 0.24 0.04 Reserves/ Loans HFI (%) 1.17 0.83 1.02 0.87 0.94

$66,642 $74,567 $92,441 $53,706 Virginia Maryland Washington D.C. MSA Nation Attractive Market – Washington D.C. 9 Washington D.C. Market Highlights Median Household Income 2015 Projected Population Change (1) Projected Household Income Change (1) 4.7% 3.9% 6.3% 3.5% Virginia Maryland Washington D.C. MSA Nation 8.2% 10.0% 8.4% 6.7% Virginia Maryland Washington D.C. MSA Nation Source: SNL Financial (1) Growth projections for 2015-2020 • 6th largest population in the nation (6.1 million) • $163 billion in deposits • 2.3 million households • 219,675 businesses • 4.3% unemployment rate

Consistent Balance Sheet Growth 10 Total Assets ($mm) Source: Company documents and SNL Financial * Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 3Q15 $559 $1,148 $1,128 $1,335 $1,679 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2011 2012 2013 2014 2015 Acquisition of Alliance Bankshares Corporation ($506mm) 2011 2012 2013 2014 2015 WFBI 22.8% 105.2% (1.8%) 18.4% 25.8% Peers* (1.1%) 8.5% (1.6%) 4.8% 4.2%

Loans, Held for Investment As of December 31, 2015 11 Diversified loan portfolio with a strong credit culture Amount (in thousands) Construction and Development 249,433$ Commercial Real Estate (Owner Occupied) 208,471 Commercial Real Estate (Investment Property) 448,639 Residential Real Estate 241,395 Commercial and Industrial 153,860 Consumer 6,285 Total HFI 1,308,083$ Construction and Development 19% Commercial Real Estate (Owner Occupied) 16% Commercial Real Estate (Investment Property) 34% Residential Real Estate 18% Commercial and Industrial 12% Consumer 1% Note: Multifamily loans included in Commercial Real Estate (Investment Property)

Asset Quality 12 Nonperforming Assets ($000) NPAs / Assets Source: Company documents and SNL Financial * Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 3Q15 1.29% 1.11% 1.23% 1.25% 1.92% 1.97% 0.84% 0.86% 1.87% 2.52% 2.80% 2.98% 2.48% 2.33% 2.41% 1.92% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2008 2009 2010 2011 2012 2013 2014 2015 WFBI Peers* $3,478 $3,994 $5,350 $6,987 $22,051 $22,265 $11,206 $14,498 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2008 2009 2010 2011 2012 2013 2014 2015 Nonaccruals TDRs OREO 90+ PD

Our Credit Culture  We regard the money we are lending as our own money  We do not engage in speculative lending and expect our borrowers to have a vested interest  We believe in well-documented files and thorough credit analysis, and have received numerous accolades from our regulators and auditors  We look for a primary source of repayment based on a demonstrated cash flow history  We model or analyze for an economically independent secondary source of repayment, which usually consists of hard collateral and/or personal guarantees  Our approval process involves multiple loan officers, and all significant loans require the prior approval of a Board Committee  We strive to identify problems early and work them out expeditiously  We have zero tolerance for compliance violations or any kind of insider self-dealing 13

Strong Core Deposit Base 14 12/31/2015 Deposit Composition ($mm) Non-Maturity Deposits Cost of Deposits = 0.55% Source: Company documents Noninterest Bearing Deposits, $304.4 NOW & Other Trans. Accts, $115.5 MMDA & Other Savings, $473.2 Retail Time Deposits, $82.2 Jumbo Time Deposits, $358.0 $69.6 $98.6 $184.2 $277.5 $590.4 $624.5 $715.2 $893.1 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $0.0 $150.0 $300.0 $450.0 $600.0 $750.0 $900.0 2008 2009 2010 2011 2012 2013 2014 2015 Cost o f D e p o sit s (% ) N o n -M a turit y D e p o sit s ($ m m ) Non-Maturity Deposits Cost of Deposits

$197 $543 $1,485 $2,607 $2,235 $6,339 $9,424 $12,255 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 $0.00 $2,000.00 $4,000.00 $6,000.00 $8,000.00 $10,000.00 $12,000.00 $14,000.00 2008 2009 2010 2011 2012 2013 2014 2015 E P S N e t In com e ( $ 0 0 0 ) Earnings Growth 15 Net Income ($000) / Earnings Per Share Source: Company documents Net Income ($000) Earnings Per Share

Recent Financial Performance 16  Continued growth has increased profitability since 2008 Efficiency Ratio (%) Core ROAA (%) Source: SNL Financial and Company documents Note: Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 3Q15 Note: Efficiency ratio excludes extraordinary items, non-recurring items, foreclosure expense and amortization of intangibles Note: Core income excludes extraordinary items, non-recurring items and gains/losses on sale of securities 92.8% 79.7% 72.6% 64.3% 61.4% 65.0% 65.2% 64.0% 66.9% 64.8% 64.6% 64.3% 65.3% 66.8% 66.6% 65.7% 55.0% 65.0% 75.0% 85.0% 95.0% 2008 2009 2010 2011 2012 2013 2014 2015 WFBI Peer Median 0.02% 0.11% 0.37% 0.53% 0.65% 0.64% 0.75% 0.86% 0.62% 0.50% 0.65% 0.82% 0.90% 0.91% 0.92% 0.86% 0.00% 0.25% 0.50% 0.75% 1.00% 2008 2009 2010 2011 2012 2013 2014 2015 WFBI Peer Median

17 Net Interest Margin Net Interest Margin Over Time  Well positioned for a rising interest rate environment; nearly 65% of the loan portfolio is adjustable rate as of 12/31/2015  +100bp interest rate shock results in an increase in net interest income of 3.1% Source: Company documents Note: Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; peer data through 3Q15 3.64% 3.55% 3.69% 4.02% 4.14% 3.97% 3.92% 3.68% 3.90% 3.78% 3.84% 4.03% 4.01% 3.89% 3.79% 3.65% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 2008 2009 2010 2011 2012 2013 2014 2015 WFBI Peer Median

Current Capital Position 18 Consolidated Capital Components Source: Company documents Note: Common Equity adjusted for other tier 1 components 1 Recorded on the balance sheet at its fair value of $7.8 million  Regulatory capital levels are above “well-capitalized” levels and Basel III thresholds  Repaid $13.3 million of remaining SBLF Preferred stock in 2015  $10.3 million of par value of trust preferred (1) yielding 3 Month LIBOR + 315 bps with weighted average cost of 3.66% as of 12/31/2015  $25.0 million of subordinated debt with a 6% fixed-to-floating rate coupon matures 10/15/2025, callable 10/15/2020. -50,000 0 50,000 100,000 150,000 200,000 2008 2009 2010 2011 2012 2013 2014 2015 Common Equity SBLF / TARP Sub Debt TruPS All other Tier 2 Capital

Facts About Our Common Stock As of February 23, 2016 19 Exchange NASDAQ Stock Market Ticker symbol WFBI Current Market Price1 $21.19 Common shares outstanding 10,377,981 voting; 12,195,823 total Market capitalization1 $258.4 million Insider ownership2 24% total Institutional ownership2 26% total Stock dividends 5% in 2012, 2013 and 2014 Cash dividend Consecutive quarterly dividends since January 2014 Current quarterly dividend $0.06 (1.11% yield) Average volume1 (3 months) 16,951 Fully Diluted EPS (12/31/2015 YTD) $1.19 Tangible book value (12/31/2015) $13.55 1 Data as of close of business February 23, 2016. 2 SNL Financial

WFBI Stock Performance (LTM) As of February 23, 2016 20 Source : SNL Financial $21.19

M&A Track Record 21 Proven track record of completing acquisitions  WFBI acquisition of 1st Portfolio Holding Corporation, in 2015 (all stock)  WFBI assumption of Millennium Bank, NA in 2014 (FDIC assisted)  WFBI acquisition of Alliance Bankshares in 2012 (cash and stock)  WFB acquisition of First Liberty Bancorp in 2006 (cash and stock)  WFB acquisition of Sterling branch in 2005  WFB acquisition of DC branch in 2004  Century National Bank (CNB) sale to United Bankshares in 2001  CNB acquisition of GrandBank in 2000  CNB acquisition of Reston branch in 1998  CNB acquisition of McLean branch in 1997 (including capital raising contingency)  CNB acquisition of DC branch from RTC in 1994

 Strong management team  Proven track record of quality growth  Demographically attractive market area  Profitability now in line with peer metrics  Excellent asset quality and risk management  Insider ownership aligns management and stakeholder interests Concluding Remarks 22

 Appendix  23

Capital Strength 24 (dollars in thousands) 2010 2011 2012 2013 2014 2015 Total Assets 434,526$ 559,462$ 1,147,818$ 1,127,559$ 1,335,310$ 1,678,577$ Total Shareholders' Equity 46,121 53,477 101,520 107,604 134,538 178,595 Total risk based capital 44,382 52,660 113,752 123,811 146,713 209,962 Total risk weighted assets 356,088 455,150 826,103 881,235 1,111,426 1,412,771 TCE / Tangible Assets 6.92% 5.78% 6.97% 7.64% 8.60% 9.92% Total risk based capital ratio 12.46% 11.84% 13.77% 14.05% 13.20% 14.86% Tier 1 risk based capital ratio 11.50% 10.73% 12.71% 12.80% 12.14% 12.18% Tier 1 leverage ratio 9.62% 9.06% 9.97% 10.53% 10.23% 10.67%

Historical Balance Sheet

(dollars in thousands)	2010	2011	2012	2013	2014	2015
Cash and cash equivalents	$ 46,249	$ 72,321	$ 224,207	$ 109,164	$ 62,306	$ 62,753
Investment securities and other investments	48,216	59,477	138,221	148,897	171,733	226,241
Loans held for sale	-	-	-	-	1,068	36,494
Loans held investment, net of allowance	326,312	415,005	747,095	829,586	1,055,801	1,295,794
Other real estate owned	845	615	3,294	1,463	361	-
Intangibles	3,601	3,601	4,029	3,943	6,894	13,319
Other assets	9,303	8,443	30,972	34,506	37,147	43,976
Total Assets	$ 434,526	$ 559,462	$ 1,147,818	$ 1,127,559	$ 1,335,310	$ 1,678,577
Deposits	$ 353,818	$ 479,001	$ 972,660	$ 948,903	$ 1,086,063	$ 1,333,242
Borrowings	32,850	24,350	64,923	63,489	104,311	149,913
Other liabilities	1,737	2,634	8,715	7,563	10,398	16,827
Total Liabilities	388,405	505,985	1,046,298	1,019,955	1,200,772	1,499,982
Preferred stock	13,603	17,796	17,796	17,796	13,347	-
Common equity	33,439	35,757	83,757	91,317	120,757	178,722
Accumulated OCI	(921)	(76)	(33)	(1,509)	434	(127)
Total Shareholders' Equity	46,121	53,477	101,520	107,604	134,538	178,595
Total Liabilities and Shareholders' equity	$ 434,526	$ 559,462	$ 1,147,818	$ 1,127,559	$ 1,335,310	$ 1,678,577
Summary ratios:						
Tangible book value per share*	$ 9.06	$ 10.01	$ 10.12	$ 10.69	$ 11.95	$ 13.55
Loans HFI/Deposits	93.2%	87.7%	77.5%	88.3%	98.1%	98.1%

* Retroactively adjusted to reflect the effect of all stock dividends.

25

WashingtonFIRSTBANKSHARES, INC.

Historical Income Statement 26 * Retroactively adjusted to reflect the effect of all stock dividends. (dollars in thousands) 2010 2011 2012 2013 2014 2015 Interest income 19,958$ 24,387$ 28,219$ 46,829$ 55,119$ 63,183$ Interest expense 5,516 5,009 4,949 6,130 7,219 9,211 Net interest income 14,442 19,378 23,270 40,699 47,900 53,972 Provision for loan losses 1,747 2,301 3,225 4,755 3,005 3,550 Net interest income after provision for loan losses 12,695 17,077 20,045 35,944 44,895 50,422 Non-interest income 938 1,159 3,541 1,139 1,998 7,891 Non-interest expense 11,222 13,835 20,178 28,117 33,116 39,589 Income before provision for income taxes 2,411 4,401 3,408 8,966 13,777 18,724 Provision for income taxes 926 1,794 1,173 2,627 4,353 6,469 Net income 1,485 2,607 2,235 6,339 9,424 12,255 Preferred stock dividends and accretion 780 677 178 178 161 74 N t income available to common shareholders 705$ 1,930$ 2,057$ 6,161$ 9,263$ 12,181$ Fully diluted earnings per share* 0.22$ 0.59$ 0.56$ 0.76$ 1.12$ 1.19$

Credit Composition and Quality 27 (dollars in thousands) 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Non-accrual 14,998$ 9,219$ 8,558$ 8,694$ 5,638$ 5,920$ 8,379$ 10,201$ 90+ days still accruing 2,720 - 157 - - 113 73 28 TDRs 6,540 1,850 1,807 2,151 3,090 4,362 3,959 4,269 OREO 1,016 889 1,161 361 451 291 109 - Other - - - - - - - - Non-performing assets 25,274$ 11,958$ 11,683$ 11,206$ 9,179$ 10,686$ 12,520$ 14,498$ Loans 30-89 days past due / Loans HFI 0.63% 1.41% 0.75% 0.57% 0.11% 0.41% 0.49% 0.35% NPAs & 90+ days past due / Assets 1.98% 0.86% 0.87% 0.84% 0.64% 0.70% 0.78% 0.86% Reserves / Loans HFI 0.88% 0.88% 0.88% 0.87% 0.91% 0.90% 0.92% 0.94% Non-GAAP, adjusted reserves / Loans HFI 2.09% 1.92% 1.58% 1.46% 1.45% 1.36% 1.31% 1.30% Reserves / NPLs 32.49% 75.27% 85.29% 85.36% 112.91% 102.22% 93.25% 84.76% Net charge-offs / Average loans HFI 0.56% 0.14% 0.10% 0.20% 0.04% 0.03% 0.04% 0.04%

  NASDAQ: WFBI www.wfbi.com Thank you